                            COMPASS CAPITAL FUNDS(R)
                          (FORMERLY, THE PNC(R) FUND)


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides supplementary information pertaining to shares ("Shares") representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets, Balanced, Small Cap Growth Equity, Select Equity (formerly, the Core Equity Portfolio), Managed Income, Tax-Free Income, Intermediate Government Bond (formerly, the Intermediate Government Portfolio), Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short Government Bond (formerly, the Short-Term Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income and Core Bond Portfolios (collectively, the "Portfolios") of Compass Capital Funds (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are hereinafter collectively called "Money Market Portfolios," and the other Portfolios are hereinafter collectively called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Portfolios dated January 16, 1996, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 16, 1996. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                    CONTENTS


                                            Page
                                            ----

Investment Policies.......................     3
Trustees and Officers.....................    48
Investment Advisory, Administration,
 Distribution and Servicing Arrangements..    59
Portfolio Transactions....................    80
Purchase and Redemption Information.......    85
Valuation of Portfolio Securities.........    91
Performance Information...................    94
Taxes.....................................   121
Additional Information Concerning Shares..   129
Miscellaneous.............................   130
Appendix A................................   A-1


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

          The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

          The Index Equity Portfolio is currently structured as most investment companies and invests its assets directly. However, during the first half of 1996, the Index Equity Portfolio expects to invest all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.


ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

          REVERSE REPURCHASE AGREEMENTS. Each Portfolio (including the Index Master Portfolio) other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Money Market Portfolios") and the Index Master Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to

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particular variable and floating rate instruments could make it difficult for a
Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Portfolios, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Non-Money Market Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

          The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include

FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          The Managed Income, Intermediate Government, Short Government Bond, Intermediate Bond, Government Income, International Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios (the "Bond Portfolios") may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

          ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

          SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Index Master Portfolio may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.

          LEASE OBLIGATIONS. The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Short Government Bond, Intermediate Bond, International Bond and New Jersey Tax-Free Income Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

          The Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold;
(iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

          The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

          COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

          Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

          REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with whom a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

          The Index Master Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of DFA. DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U. S. Government and agency obligations described under "Government Obligations" above.

          INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio, invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

          The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

          WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets absent unusual market conditions.

          A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

          When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. As stated in their Prospectus, the Value Equity, Growth Equity, Small Cap Growth Equity, Select Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.
Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolios could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

          FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. The Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. No Portfolio intends to enter into forward contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, it will have more than 15% of the value of its total assets committed to such contracts. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          A separate account of a Portfolio consisting of cash or liquid securities equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

          OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

          When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          FUTURES CONTRACTS AND RELATED OPTIONS. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          Successful use of futures by a Portfolio is also subject to the adviser's ability to correctly predict movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Portfolio involves the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

          Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the adviser's or sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

          TAX-EXEMPT DERIVATIVES. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

          SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans would be invested in short-term Government obligations.

          While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed
33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

          YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

          SECURITIES OF SMALL CAP ISSUERS. Securities of small cap issues purchased by the Small Cap Value Equity and Small Cap Growth Equity Portfolios may be exchange-listed or purchased "over-the-counter."

          INTEREST RATE TRANSACTIONS AND CURRENCY SWAPS. The Bond Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. The International Bond Portfolios may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

          A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of cash, U.S. Government securities or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. A Portfolio will not enter into any interest rate or currently swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

          A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

          INVESTMENT COMPANIES. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

          SPECIAL CONSIDERATION REGARDING THE OHIO TAX FREE INCOME PORTFOLIO. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN OHIO MUNICIPAL OBLIGATIONS. As described above, the Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions

(Ohio Obligations). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

          In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

          Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

          The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

          Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

          A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

          None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

          The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a January 4, 1996 balance of over $828 million).

          The GRF appropriations act for the current 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

          The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

          By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At January 4, 1996, $898 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding or awaiting delivery); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

          The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

          Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes without debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

          The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding at January 4, 1996.

          A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

          A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

          The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General

Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence will be received.

          State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

          Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one)in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

          Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. The concentration of investments in Pennsylvania Municipal Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

          Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

          The population of Pennsylvania experienced a slight increase in the period 1980 through 1990 and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

          The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

          The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last three years; and as of June 30, 1994, the General Fund has had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994.

          Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth, although some of the agencies are indirectly dependent on Commonwealth appropriations.

          Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia,
                                                               ----- ----
because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts --the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability); and (d) Envirotest/Synteria Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which the parties will attempt to resolve Envirotest's claims (no available estimate of potential liability).

          Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and qualifying self-liquidating debt. Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the credit-worthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

          The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on April 17, 1995 with technical amendments officially incorporated on July 18, 1995. The audited balance of the City's General Fund as of June 30, 1994 was $15.4 million and preliminary unaudited financial statements as of June 30, 1995 project a surplus of $59.6 million.

          The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund outstanding bonds is unrestricted.

          Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "A1," and Standard & Poor's has rated such bonds "AA-
 ." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bonds issues may not be adversely affected by changes in economic or political conditions.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA MUNICIPAL OBLIGATIONS. The concentration of investments in North Carolina Municipal Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

          The State of North Carolina has two major operating funds: the General Fund and the Highway Fund. In addition, the 1989 General Assembly created the Highway Trust Fund to provide funding for a major highway construction program. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

          During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

          Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million. Fiscal year 1995 ended with a positive General Fund balance of approximately $343.4 million. An additional $269.9 million was available from a reserved fund balance. Of this aggregate amount, $146.3 million was reserved in the Savings Reserve (bringing the total reserve to $423.6 million after prior contributions) and $146.3 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $146.3 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1995 of $320.7 million.

          The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles
(GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993 and 1994 was $681.5 million and $1,240.9 million, respectively. The foregoing results for fiscal year 1995 are based upon unaudited financial information supplied by the Office of State Budget and Management. Modified accrual basis results were not available as of the date this summary was prepared.

          The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of North Carolina's intangible personal property tax and reductions in North Carolina's unemployment and personal income taxes. The General Assembly also took several measures that benefitted North Carolina's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.

          The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the States, including North Carolina.

          During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in November 1994, North Carolina ranked ninth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in October 1995 to be 3.9% of the labor force, as compared with an unemployment rate of 5.5% nationwide.

          The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

          1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled
              -----------------
that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision,
                                                                -----
North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

          Following Davis, federal retirees filed a class action suit in federal
                    -----
court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the
                        -----
taxes collected from the federal retirees were thus not improperly collected.
In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, and the United States Supreme Court denied that petition. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force.

          An additional lawsuit was recently filed in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the
              -------
State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis.
                                                                          -----
The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. An extension of time to answer the complaint has been filed by the North Carolina Attorney General, which believes that sound legal authority and arguments support the denial of this claim.

          2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General intends to pursue an appeal from this order.

          The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

          3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff sought further appellate review. On December 9, 1994, the North Carolina Supreme Court ruled in favor of the State, reversing the decision of the Court of Appeals and upholding the tax on intangible personal property. The plaintiff's petition for review by the United States Supreme Court was granted. A decision is expected by mid-1996. Net collections from the tax for the fiscal year ended June 30, 1994 amounted to $127.6 million. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

          In October 1993, the State issued a total of $194.7 million general obligation bonds (consisting of $87.5 million Prison and Youth Services Facilities Bonds, $61 million Public Improvement Refunding Bonds, $30.2 million Highway Refunding Bonds, and $16 million Clean Water Refunding Bonds). An additional $67.5 million general obligation bonds (Prison and Youth Services Facilities Bonds) were issued in November, 1993. On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur over the next two years.

          Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA MUNICIPAL OBLIGATIONS. The Virginia Municipal Money Market Portfolio will invest primarily in Virginia Municipal Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent fiscal statements prepared by the Commonwealth of Virginia relating to its securities and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns and no disclosure is made here relating to such matters.

          The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, government employment and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on long-term economic conditions in Virginia.

          According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

          Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of the Commonwealth's average annual tax revenues derived from taxes on income and retail sales.

          General Fund revenues are principally composed of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by the Commonwealth on individual and fiduciary income, sales and use, corporate income, public services corporations and premiums of insurance companies.

          In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of the Commonwealth. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a direct or indirect pledge of tax revenues or moral obligation.

          The Constitution of Virginia prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the Commonwealth's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and the Commonwealth is well within its limit for each:

          Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth; and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

          Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

          Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

          Article X further provides in Section 9(d) that the restrictions of
Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project.

          The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.

          The Commonwealth Transportation Board ("CTB") is a substantial issue of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

          Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

          Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised the Commonwealth that any such deficiencies exist.

          Local government in the Commonwealth is comprised of 95 counties, 41 incorporated cities, and 188 incorporated towns. The Commonwealth is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditure by local governments in the Commonwealth are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness affecting both its incurrence and amount.

          In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

          In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments to Federal retirees in a settlement of the retirees' claims as a result of Davis. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payable to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

          Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.



          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

          General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

          Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

          An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

          Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

          Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

          Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

          The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

          The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1992 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of $773 million in public employer contributions to the State and significant ongoing annual savings to the State; (ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) a lawsuit filed in the United States District Court in 1990 alleges that the State Department of Human Services has established unreasonably low Medicaid payment rates for long-term care facilities; (iv) various hospitals have challenged the Commissioner's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991; (v) the 1990 Fair Automobile Insurance Reform Act has been challenged in several State court suits; (vi) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (vii) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (viii) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (ix) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency reduction orders and a draft permit; and
(x) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees.

          Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated within the two highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

          Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

ADDITIONAL INVESTMENT LIMITATIONS.

          Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

MONEY MARKET PORTFOLIOS:

          1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

          2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

          3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

          4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

          5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

NON-MONEY MARKET PORTFOLIOS:

          Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios) may not:

          1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

          Each of the Non-Money Market Portfolios may not:

          2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Short Government Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced Portfolios) may not:

          3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

          None of the Managed Income, Intermediate Government Bond, Short Government Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced Portfolios may:

 4) Issue prior securities, borrow money or pledge its assets except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

ALL PORTFOLIOS:

          No Portfolio may:

          1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

          5. Purchase securities of companies for the purpose of exercising control.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

          Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months. Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

INDEX MASTER PORTFOLIO:

          The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio expects to invest all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

          1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

          2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

          4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

          6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

          7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

          8. Engage in the business of underwriting securities issued by others;

          9. Invest for the purpose of exercising control over management of any company;

          10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

          11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

          12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

          13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

          14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

          15. Purchase securities on margin or sell short; or

          16.  Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

          For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

          Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.


                             TRUSTEES AND OFFICERS

THE FUND

          The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS             POSITION WITH FUND   DURING PAST FIVE YEARS
---------------------------  ------------------  ------------------------

William O. Albertini         Trustee             Executive Vice President
Bell Atlantic Corporation                        and Chief Financial
1717 Arch Street                                 Officer since February
47th Floor West                                  1995, Vice President and
Philadelphia, PA  19103                          Chief Financial Officer
Age:  52                                         from January 1991 -February
                                                 1995, Bell Atlantic Corporation
                                                 (a diversified telecommuni-
                                                 cations company); Chairman,
                                                 President and Chief Executive
                                                 Officer from August 1989 -
                                                 January 1991, Bell Atlantic
                                                 Enterprises International,
                                                 Inc.; Director, Groupo
                                                 Iusacell, S.A. de C.V. since
                                                 June 1994; Director, American
                                                 Waterworks, Inc. since May
                                                 1990; Trustee, The Carl E. &
                                                 Emily I. Weller Foundation
                                                 since October 1991.

Raymond J. Clark             Trustee             Treasurer of Princeton
Office of the Treasurer                          University since 1987;
Princeton University                             Trustee, The Compass
3 New South Building                             Capital Group of Funds
P.O. Box 35                                      from 1987 to 1996; Trustee,
Princeton, New Jersey  08540                     United-Way Princeton Area
Age:  60                                         Communities from 1992-94;
                                                 Trustee, Chemical Bank, New
                                                 Jersey Advisory Board from 1994
                                                 until 1995; Trustee, American
                                                 Red Cross - Mercer County
                                                 Chapter since 1995; and
                                                 Trustee, United Way-Greater
                                                 Mercer County since 1995.

Robert M. Hernandez          Trustee             Director since 1991,
USX Corporation                                  Chairman and Chief
600 Grant Street                                 Financial Officer since
6105 USX Tower                                   since 1994, Executive
Pittsburgh, PA  15219                            Vice President -
Age:  51                                         Chief Financial Officer from
                                                 1991 to 1994, Senior Vice
                                                 President - Finance and
                                                 Treasurer from 1990 to 1991,
                                                 USX Corporation (a diversified
                                                 company principally engaged in
                                                 energy and steel businesses);
                                                 Director, ACE Limited; Trustee,
                                                 Allegheny General Hospital and
                                                 Allegheny Accounting & Finance
                                                 and

                                                 Health, Education and Research
                                                 Foundation; Director, Marinette
                                                 Marine Corporation; Director;
                                                 Pittsburgh Baseball, Inc.; and
                                                 Director and Chairman of the
                                                 Board, RMI Titanium Company.

Anthony M. Santomero         Trustee             Deputy Dean from
The Wharton School                               1990 to 1994, Richard
University of Pennsylvania                       K. Mellon Professor
Room 2344                                        of Finance since April 1984,
Steinberg Hall - Dietrich Hall                   Director, Wharton Financial
Philadelphia, PA 19104-6367                      Institutions Center, since July
Age: 48                                          1995, and Dean's Advisory
                                                 Council Member since July 1984,
                                                 The Wharton School, University
                                                 of Pennsylvania; Associate
                                                 Editor, Journal of Banking and
                                                 Finance since June 1978;
                                                 Associate Editor, Journal of
                                                 Economics and Business since
                                                 October 1979; Associate Editor,
                                                 Journal of Money, Credit and
                                                 Banking since January 1980;
                                                 Research Associate, New York
                                                 University Center for Japan-
                                                 U.S. Business and Economic
                                                 Studies since July 1989;
                                                 Editorial Advisory Board, Open
                                                 Economics Review since November
                                                 1990; Director, The Zweig Fund
                                                 and The Zweig Total Return
                                                 Fund; Director or Trustee of
                                                 Temporary Investment Fund,
                                                 Inc., Trust for Federal
                                                 Securities, Municipal Fund for
                                                 Temporary Investment, Municipal
                                                 Fund for California Investors,
                                                 Inc., Municipal Fund for New
                                                 York Investors, Inc., and

                                                Provident Institutional Fund.

David R. Wilmerding, Jr.      Vice-Chairman     President, Gates,
One Aldwyn Center             of the Board      Wilmerding, Carper &
Villanova, PA  19085                            Rawlings, Inc.
Age: 60                                         (investment advisers) since
                                                February 1989; Director, Beaver
                                                Management Corporation;
                                                Director, Independence Square
                                                Income Securities, Inc.; until
                                                September 1988, President,
                                                Treasurer and Trustee, The
                                                Mutual Assurance Company; until
                                                September 1988, Chairman,
                                                President Treasurer and
                                                Director, The Green Tree
                                                Insurance Company (a wholly-
                                                owned subsidiary of The Mutual
                                                Assurance Company); until
                                                September 1988, Director,
                                                Keystone State Life Insurance
                                                Company; Director, Trustee or
                                                Managing General Partner of a
                                                number of investment companies
                                                advised by PIMC.


G. Willing Pepper             President         Retired, Chairman of the
128 Springton Lake Road                         Board, Specialty
Media, PA  19063                                Composites Corporation
Age: 87                                         until May 1984; Chairman
                                                of the Board, The Institute for
                                                Cancer Research until 1979;
                                                Director, Philadelphia National
                                                Bank until 1978;
                                                President, Scott Paper Company
                                                from 1971 to 1973; Director,
                                                Marmon Group Inc. until April
                                                1986; Director, Trustee or
                                                Managing Partner of a number
                                                investment companies advised by
                                                PIMC.


Edward J. Roach               Treasurer         Certified Public
400 Bellevue Parkway          and Vice-         Accountant; Partner of
Suite 100                     President         the accounting firm of
Wilmington, DE  19809                           Main Hurdman until 1981;
Age: 71                                         Vice Chairman of the Board, Fox
                                                Chase Cancer Center; Trustee
                                                Emeritus, Pennsylvania School
                                                for the Deaf; President, Vice
                                                President and/or Treasurer of a
                                                number of investment companies
                                                advised by PIMC; Director, The
                                                Bradford Funds, Inc. since 1995.

Morgan R. Jones               Secretary         Partner in the law
Philadelphia National                           firm of Drinker Biddle &
  Bank Building                                 Reath, Philadelphia,
1345 Chestnut Street                            Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55

     The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Compass Distributors, Inc. ("CDI" or "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Corporation. ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), Morgan Grenfell Investment Services, Limited. ("Morgan Grenfell"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), CDI collectively with PFPC and CCG, the "Administrators", or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1995:

                                                                          TOTAL
                                            PENSION OR                    COMPENSATION
                                            RETIREMENT                    FROM
                            AGGREGATE       BENEFITS       ESTIMATED      REGISTRANT AND
                            COMPENSATION    ACCRUED AS     ANNUAL         FUND COMPLEX/1/
NAME OF PERSON,             FROM            PART OF FUND   BENEFITS UPON  PAID TO
POSITION                    REGISTRANT      EXPENSES       RETIREMENT     TRUSTEES
---------------             ------------    -------------  -------------- --------------------

Philip E. Coldwell,/*/            $ 9,500       N/A            N/A         (4)/2/  $46,200
 Trustee

Robert R. Fortune,/*/             $ 9,500       N/A            N/A         (6)/2/  $66,200
 Trustee

Rodney D. Johnson,/*/             $ 9,500       N/A            N/A         (6)/2/  $58,450
 Trustee

G. Willing Pepper,/*/             $14,000       N/A            N/A         (7)/2/  $98,850
 President and former
 Chairman of the Board

Anthony M.                        $ 9,000       N/A            N/A         (6)/2/  $51,000
 Santomero, Trustee

David R. Wilmerding,              $ 9,500       N/A            N/A         (7)/2/  $63,200
 Jr., Trustee

William O.
 Albertini, Trustee**            N/A            N/A            N/A              N/A


Raymond J. Clark,
 Trustee**                       N/A            N/A            N/A              N/A

Robert M. Hernandez,
 Trustee**                       N/A            N/A            N/A              N/A

* Messrs. Coldwell, Fortune, Johnson and Pepper resigned as trustees of the Fund on January 4, 1996.

** Messrs. Albertini, Clark and Hernandez were elected as trustees by the shareholders of the Fund on January 4, 1996, and were not trustees of the Fund during the fiscal year ended September 30, 1995.

==============
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.

THE TRUST

     The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years is set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.



TRUSTEES
--------

David G. Booth*     Trustee,            President, Chairman-Chief Executive
Santa Monica,       President and       Officer and Director of all DFA
 CA                 Chairman-Chief      Entities, except Dimensional Fund
Age:  49            Executive Officer   Advisors Ltd., of which he is
                                        Chairman and Director



George M.           Trustee             Leon Carroll Marshall Professor of
 Constantinides                         Finance, Graduate School of
Chicago, IL                             Business, University of Chicago.
Age:  47                                Director, DFA Investment Dimensions
                                        Group Inc., Dimensional Investment
                                        Group Inc. and Dimensional Emerging
                                        Markets Fund Inc.



John P. Gould       Trustee             Distinguished Service Professor of
Chicago, IL                             Economics, Graduate School of
Age:  57                                Business, University of Chicago.
                                        Trustee, First Prairie Funds
                                        (registered investment companies).
                                        Director, DFA Investment Dimensions
                                        Group Inc., Dimensional Investment
                                        Group Inc., Dimensional Emerging
                                        Markets Fund Inc. and Harbor
                                        Investment Advisors.



Roger G.            Trustee             Professor in Practice of Finance,
 Ibbotson                               Yale School of Management.
New Haven, CT                           Director, DFA Investment Dimensions
Age:  52                                Group Inc., Dimensional Investment
                                        Group Inc., Dimensional Emerging
                                        Markets Fund Inc., Hospital Fund,
                                        Inc. (investment management
                                        services) and Birr Portfolio
                                        Analysis, Inc. (software products).
                                        Chairman, Institute Study of
                                        Securities Markets.  Chairman and
                                        President, Ibbotson Associates,
                                        Inc., Chicago, IL (software, data,
                                        publishing and consulting).

Merton H.           Trustee             Robert R. McCormick Distinguished
 Miller                                 Service Professor Emeritus,
Chicago, IL                             Graduate School of Business,
Age:  72                                University of Chicago.  Director,
                                        DFA Investment Dimensions Group
                                        Inc., Dimensional Investment Group
                                        Inc. and Dimensional Emerging
                                        Markets Fund Inc.



Myron S.            Trustee             Frank E. Buck Professor of Finance,
 Scholes                                Graduate School of Business and
Greenwich, CT                           Professor of Law, Law School,
Age:  54                                Senior Research Fellow, Hoover
                                        Institution, (all) Stanford
                                        University.  Director, DFA
                                        Investment Dimensions Group Inc.,
                                        Dimensional Investment Group Inc.,
                                        Dimensional Emerging Markets Fund
                                        Inc., Benham Capital Management
                                        Group of Investment Companies and
                                        Smith Breedon Group of Investment
                                        Companies.  Limited Partner, Long-
                                        Term Capital Management L.P. (money
                                        manager).



Rex A.              Trustee, Chairman   Chairman, Chief Investment Officer
 Sinquefield*       and Chief           and Director of all DFA Entities,
Santa Monica,       Investment          except Dimensional Fund Advisors
 CA                 Officer             Ltd., of which he is Chairman,
Age:  51                                Chief Executive Officer and
                                        Director.



*Interested
 Trustees of the
 Trust.
_____________

OFFICERS
--------

Arthur Barlow       Vice President      Vice President of all DFA Entities.
Santa Monica,
 CA
Age:  40

Truman Clark        Vice President      Vice President of all DFA Entities.
Santa Monica,                           Consultant until October 1995 and
CA                                      Principal and Manager of Product
Age:  54                                Development, Wells Fargo Nikko
                                        Investment Advisors from 1990-1994.

Maureen Connors     Vice President      Vice President of all DFA Entities.
Santa Monica,
 CA
Age:  59




Robert Deere        Vice President      Vice President of all DFA Entities.
Santa Monica,
 CA
Age:  38

Irene R.            Vice President,     Vice President and Secretary of all
 Diamant            Secretary           DFA Entities.  Associate attorney,
Santa Monica,                           Cahill Gordon & Reindel from 1987
 CA                                     to 1991.
Age:  45


Eugene Fama,        Vice President      Vice President of all DFA Entities.
 Jr.
Santa Monica,
 CA
Age:  35

David Plecha        Vice President      Vice President of all DFA Entities.
Santa Monica,
 CA
Age:  34

George Sands        Vice President      Vice President of all DFA Entities.
Santa Monica,                           Managing Director, Asset Strategy
 CA                                     Consulting, Los Angeles, CA from
Age:  40                                1991 to 1992 and previously Vice
                                        President of Wilshire Associates,
                                        Santa Monica, CA.

Michael T.          Vice President,     Vice President, Chief Financial
 Scardina           Chief Financial     Officer, Controller and Treasurer
Santa Monica,       Officer,            of all DFA Entities.
 CA                 Controller and
Age:  40            Treasurer


Cem Severoglu       Vice President      Vice President of all DFA Entities.
Santa Monica,
 CA
Age:  31

Jeanne C.           Executive Vice      Executive Vice President of all DFA
 Sinquefield,       President           Entities.
 Ph.D.
Santa Monica,
 CA
Age:  49



Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.


     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1995 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.


                                                                          TOTAL
                                            PENSION OR                    COMPENSATION
                                            RETIREMENT                    FROM
                            AGGREGATE       BENEFITS       ESTIMATED      REGISTRANT AND
                            COMPENSATION    ACCRUED AS     ANNUAL         FUND COMPLEX/1/
NAME OF PERSON,             FROM            PART OF FUND   BENEFITS UPON  PAID TO
POSITION                    REGISTRANT      EXPENSES       RETIREMENT     TRUSTEES
---------------             ------------    -------------  -------------- ----------------
George M.                          $5,000       N/A            N/A                 $30,000
 Constantinides, Trustee

John P. Gould, Trustee             $5,000       N/A            N/A                 $30,000

Roger G. Ibbotson, Trustee         $5,000       N/A            N/A                 $30,000

Merton H. Miller, Trustee          $4,000       N/A            N/A                 $24,000
Myron S. Scholes, Trustee          $5,000       N/A            N/A                 $30,000


                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust

---------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PAMG, PIMC, BlackRock, PCM, PEAC, Morgan Grenfell and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PAMG may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse Portfolios for expenses. In addition, if the total expenses borne by any Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1/2% of average annual net assets in excess of $100 million.

     PAMG renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. PIMC currently renders advisory services to the Index Equity Portfolio pursuant to an Investment Advisory Agreement. From each Portfolio's (other than the Index Equity Portfolio) respective commencement of operations until January 4, 1996 PIMC served as adviser. PCM renders sub-advisory services to the Balanced, Value Equity, Small Cap Value Equity, International Equity, Select Equity and International Emerging Markets Portfolios pursuant to Sub-Advisory Agreements. PIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money

Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short Government Bond, Intermediate Bond, New Jersey Tax-Free Income, Core Bond and Government Income Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Index Equity, Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. Morgan Grenfell renders sub-advisory services to the International Bond Portfolio pursuant to a Sub-Advisory Agreement. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio expects to invest all of its assets after its 1996 conversion, which will be pursuant to an Investment Management Agreement. After the Index Equity Portfolio's 1996 conversion to a two-tiered structure described in the Prospectus, PIMC will no longer render advisory services, and PEAC will no longer render sub-advisory services, to the Index Equity Portfolio. These Advisory and Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

     From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Growth Equity Portfolios. From April 20, 1992 (commencement of operations) to July 22, 1992, Advanced Investment Management, Inc., PEAC served as sub-adviser to the Index Equity Portfolio and from July 23, 1993 until the Index Equity Portfolio's expected investment in the Index Master Portfolio, PEAC continues to serve as sub-advisor. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government and Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Select Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolio.

     PNC Bank served as sub-adviser for the Money

Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to
January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from
June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to December 20, 1995, and for the New Jersey Municipal Money Market Portfolio from November 13, 1995 (commencement of operations) to January 4, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PEAC served as sub-adviser to the Select Equity Portfolio.

     From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolio of the International Bond Portfolio. From July 1, 1991 to December 31, 1995, Midlantic Bank served as investment adviser to the predecessor portfolio of the New Jersey Tax-Free Income Portfolio. From July 1, 1991 to December 31, 1995, Midlantic Bank served investment adviser to the predecessor portfolio of the New Jersey Municipal Money Market Portfolio. From December 9, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Short Government Bond Portfolio.

     Under the relevant Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock and Morgan Grenfell are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, Morgan Grenfell and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PAMG, PIMC, PCM, PEAC, Morgan Grenfell or BlackRock, as the case may be. PAMG, PIMC, PCM, PEAC, Morgan Grenfell and BlackRock may also terminate their advisory relationship with respect to a Portfolio, on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

  For the year or periods ended September 30, 1995, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:


                                         FEES PAID               REIMBURSE-
                                          (AFTER                 ----------
PORTFOLIOS                               WAIVERS)     WAIVERS      MENTS
----------                               ----------  ----------  ----------

Money Market                            $1,051,446   $5,217,130     $     0

Municipal Money Market                  $  189,929   $  921,718     $     0

U.S. Treasury Money Market              $  489,209   $2,327,266     $     0

Ohio Municipal Money Market             $   49,133   $  245,955     $     0

Pennsylvania Municipal Money Market     $  304,651   $1,264,187     $     0

North Carolina Municipal Money
 Market                                 $   46,472   $  369,591     $ 4,999


Managed Income                          $1,790,332   $  767,285     $     0

Tax-Free Income                         $        0   $   49,671     $ 1,599

Intermediate Government Bond             $  379,534   $  569,302     $     0

Ohio Tax-Free Income                    $        0   $   42,044     $ 6,713

Pennsylvania Tax-Free Income            $  161,038   $  137,951     $     0

Intermediate Bond                       $  342,301   $  335,908     $     0

Value Equity                            $2,832,644   $  746,727     $     0

Growth Equity                           $  866,271   $  324,851     $     0

Small Cap Growth Equity                 $  618,374   $  137,615     $     0

Select Equity                           $  691,447   $  259,293     $     0

Index Equity                            $   30,772   $  382,205     $     0

Small Cap Value Equity                  $1,143,071   $  114,307     $     0

International Equity                    $2,391,607   $  597,902     $     0

Balanced                                $  642,763   $  241,037     $     0

Virginia Municipal Money Market         $        0   $   85,063     $35,957

International Emerging Markets          $  258,648   $   52,186     $     0

Government Income/1/                    $        0   $   37,256     $11,980
===========================================================================

/1/ For the period from commencement of operations (October 3, 1994) through September 30, 1995.

For the year or periods ended September 30, 1994, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:



                             FEES PAID
                               (AFTER
PORTFOLIOS                   WAIVERS)       WAIVERS    REIMBURSEMENTS
----------                   ---------    -----------  --------------
Money Market                 $  951,230    $3,359,847         $     0


                             FEES PAID
                             (AFTER
PORTFOLIOS                   WAIVERS)       WAIVERS    REIMBURSEMENTS
----------                   ---------    -----------  --------------
Municipal Money Market       $  171,405    $  599,920         $     0

U.S. Treasury Money
 Market                      $  281,771    $  986,201         $     0


Ohio Municipal Money
 Market                      $    6,724    $  217,938         $20,660


Pennsylvania Municipal
 Money Market                $   42,612    $  336,382         $19,022


North Carolina Municipal
 Money Market                $        0    $  249,914         $26,804


Managed Income               $1,398,343    $  599,290         $     0

Tax-Free Income              $        0    $   47,655         $35,898

Intermediate Government
 Bond                        $  368,546    $  552,819         $     0

Ohio Tax-Free Income         $        0    $   35,709         $35,496

Pennsylvania Tax-Free
 Income                      $   49,646    $  227,003         $ 9,645


Intermediate Bond            $  131,294    $  206,071         $     0

Value Equity                 $2,306,672    $  865,002         $     0

Growth Equity                $  467,637    $  175,364         $     0

Small Cap Growth Equity      $   55,825    $  160,320         $     0

Select Equity                $  303,169    $  113,689         $     0

Index Equity                 $   28,392    $  376,934         $     0

Small Cap Value Equity       $  890,883    $  197,974         $     0

International Equity         $1,408,053    $  477,733         $     0

Balanced                     $  470,579    $  202,166         $     0

Virginia Municipal Money
 Market/1/                   $        0    $    8,925         $ 4,816


International Emerging
 Markets/2/                  $    7,672    $   16,051         $     0

=====================================================================

/1/ For the period from commencement of operations (July 25, 1994) through September 30, 1994.

/2/ For the period from commencement of operations (June 17, 1994) through September 30, 1994.

For the year or periods ended September 30, 1993, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:



                               FEES PAID
                                 (AFTER
PORTFOLIOS                     WAIVERS)      WAIVERS   REIMBURSEMENTS
----------                     ---------     -------   --------------


Money Market                   $2,899,093    $815,911         $     0

Municipal Money Market         $  509,475    $131,249         $     0

U.S. Treasury Money Market     $  601,820    $195,459         $     0

Ohio Municipal Money
 Market/1/                     $        0    $ 28,953         $ 8,630


Pennsylvania Municipal
 Money Market/1/               $        0    $ 18,117         $11,411


North Carolina Municipal
 Money Market/2/               $        0    $ 47,085         $11,729


Managed Income                 $1,522,695    $ 87,513         $     0

Tax-Free Income                $        0    $ 43,457         $ 7,314

Intermediate Government
 Bond                          $  594,202    $ 77,301         $     0

Ohio Tax-Free Income/3/        $        0    $  8,781         $20,906

Pennsylvania Tax-Free
 Income/3/                     $        0    $ 87,528         $19,064


Intermediate Bond/5/           $    5,432    $  5,432         $     0

Value Equity                   $1,996,726    $108,242         $     0

Growth Equity                  $  400,652    $ 31,912         $     0

Small Cap Growth Equity/6/     $        0    $  2,773         $     0

Select Equity/7/               $   14,325    $  5,372         $     0

Index Equity                   $  212,413    $161,606         $     0

Small Cap Value Equity         $  564,065    $ 34,794         $     0

International Equity           $  598,040    $ 47,134         $     0

Balanced                       $  124,556    $ 45,203         $     0

Virginia Municipal Money
 Market/8/                          N/A         N/A               N/A


International Emerging
 Markets/8/                         N/A         N/A               N/A

New Jersey Municipal Money
 Market/8/                          N/A         N/A               N/A



/1/  Commenced operations June 1, 1993.

/2/  Commenced operations May 3, 1993.

/3/  Commenced operations December 1, 1992.

/4/  Commenced operations September 1, 1993.

/5/  Commenced operations September 17, 1993.

/6/  Commenced operations September 14, 1993.

/7/  Commenced operations September 13, 1993.

For the year or periods ended September 30, 1995, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:




                                    FEES PAID
                                    (AFTER
PORTFOLIOS                          WAIVERS)    WAIVERS
----------                          ---------   -------

Money Market                       $        0   $721,072

Municipal Money Market             $        0   $123,516

U.S. Treasury Money Market         $        0   $312,942

Ohio Municipal Money Market        $        0   $ 32,788

Pennsylvania Municipal Money
 Market                            $        0   $174,315


North Carolina Municipal Money
 Market                            $        0   $ 46,229


Managed Income                     $1,253,232   $537,100

Tax-Free Income                    $        0   $ 34,770

Intermediate Government Bond       $  265,674   $398,511

Ohio Tax-Free Income               $        0   $ 29,431

Pennsylvania Tax-Free Income       $  112,727   $ 96,566

Intermediate Bond                  $  239,611   $235,136

Value Equity                       $2,060,105   $543,074

Growth Equity                      $  630,015   $236,255

Small Cap Growth Equity            $  449,727   $100,084

Select Equity                      $  502,871   $188,576

Index Equity                       $   30,772   $286,654

Small Cap Value Equity             $  831,324   $ 83,132

International Equity               $1,913,286   $478,322

Balanced                           $  467,464   $175,299

Virginia Municipal Money Market    $        0   $  9,451

International Emerging Markets     $  227,610   $ 45,924

Government Income/1/                        0   $ 26,079


/1/  Commenced operations October 3, 1994.

For the year or periods ended September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                            FEES PAID
PORTFOLIOS                               (AFTER WAIVERS)   WAIVERS
----------                               ---------------   -------

Money Market                                 $        0    $479,008

Municipal Money Market                       $        0    $ 85,703

U.S. Treasury Money Market                   $        0    $140,886

Ohio Municipal Money Market                  $        0    $ 24,962

Pennsylvania Municipal Money Market          $        0    $ 42,110

North Carolina Municipal Money Market        $        0    $ 27,768

Managed Income                               $1,198,580    $199,763

Tax-Free Income                              $        0    $ 33,359

Intermediate Government Bond                 $  276,410    $368,546

Ohio Tax-Free Income                         $        0    $ 24,996

Pennsylvania Tax-Free Income                 $   33,198    $160,456

Intermediate Bond                            $   97,470    $138,685

Value Equity                                 $2,018,338    $288,334

Growth Equity                                $  409,182    $ 58,455

Small Cap Growth Equity                      $   55,825    $101,371

Select Equity                                $  265,273    $ 37,896

Index Equity                                 $   28,392    $275,602

Small Cap Value Equity                       $  791,896    $      0

International Equity                         $1,257,191    $251,438

Balanced                                     $  409,420    $ 79,849

Virginia Municipal Money Market/1/           $        0    $    992

International Emerging Markets/2/            $    6,723    $ 14,153


/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.

For the year or periods ended September 30, 1993, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                             FEES PAID
                                             (AFTER
PORTFOLIOS                                   WAIVERS)      WAIVERS
----------                                   ---------     -------

Money Market                                 $        0    $412,778

Municipal Money Market                       $        0    $ 71,192

U.S. Treasury Money Market                   $        0    $ 88,587

Ohio Municipal Money Market/1/               $        0    $  3,217

Pennsylvania Municipal Money Market/1/       $        0    $  2,013


                                              FEES PAID
                                              (AFTER
PORTFOLIO                                     WAIVERS)      WAIVERS
---------                                     -------       -------
North Carolina Municipal Money Market/2/     $        0    $  5,232

Managed Income                               $1,069,887    $ 61,259

Tax-Free Income                              $        0    $ 30,420

Intermediate Government Bond                 $  415,941    $ 54,111

Ohio Tax-Free Income/3/                      $        0    $  6,174

Pennsylvania Tax-Free Income/3/              $        0    $ 61,270

Intermediate Bond/5/                         $    3,802    $  3,802

Value Equity                                 $1,452,164    $ 78,721

Growth Equity                                $  291,383    $ 25,967

Small Cap Growth Equity/6/                   $        0    $  2,017

Select Equity /7/                            $   10,418    $  3,906

Index Equity                                 $  159,310    $121,205

Small Cap Value Equity                       $  410,229    $ 25,305

International Equity                         $  478,432    $ 37,707

Balanced                                     $   90,586    $ 32,875

/1/  Commenced operations June 1, 1993.

/2/  Commenced operations May 3, 1993.

/3/  Commenced operations December 1, 1992.

/4/  Commenced operations September 1, 1993.

/5/  Commenced operations September 17, 1993.

/6/  Commenced operations September 14, 1993.

/7/  Commenced operations September 13, 1993.


For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $1,017,364 and $274,275 to PNC Bank Ohio for the Managed Income and Growth Equity Portfolios, respectively. For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $397,885 to PMC with respect to the Intermediate Government Bond Portfolio.

     For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1993, 1994 and 1995, the Index Master Portfolio paid advisory fees to DFA totalling $7,231, $10,833 and $18,816, respectively. The Index Equity

Portfolio did not invest in the Index Master Portfolio during such periods.

     The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank. For the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $607,485, $159,582 and $37,159, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the fiscal years ended February 28, 1995, 1994 and 1993, Midlantic Bank waived $2,451, $318,099 and $100,403, respectively, in investment advisory fees.

     The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank. For the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the International Bond Portfolio paid $361,620, $346,865 and $265,549, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank. For the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $158,240, $158,536 and $139,596, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

     The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, BlackRock waived its entire investment advisory fee in the amounts of $56,894, $34,010 and $24,761, respectively, and reimbursed expenses amounting to $137,364, $137,179 and $0, respectively.

     The predecessor portfolio to the Short Government Bond Portfolio was advised by BlackRock. For the fiscal years ended June 30, 1995, 1994 and 1993, BlackRock waived its entire investment advisory fee in the amounts of $102,707, $110,232 and $64,580, respectively, and reimbursed expenses amounting to $61,195, $55,582 and $0, respectively.

     ADMINISTRATION AGREEMENTS. CCG, PFPC and CDI serve as the Fund's co-administrators pursuant to administration agreements (collectively, the "Administration Agreement"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. CCG did not serve as a co-administrator during the fiscal year ended September 30, 1995.

     The Administration Agreement provides that CCG, PFPC and CDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     CCG serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Co-Administration Agreement provides that CCG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of CCG in the performance of its duties under the Agreement.

     PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. At the time of the Index Master Portfolio's conversion, for its services, PFPC will be entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. At the time of the Index Equity Portfolio's expected conversion to a feeder portfolio, PFPC will charge each investor in the Index Master Portfolio a monthly fee of $2,600.

     From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund pursuant to an administration agreement substantially similar to the administration agreement currently in effect for the Fund.

     For the year or periods ended September 30, 1995, the Fund paid PFPC and PDI (formerly Provident Distributors, Inc.) combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:


                                    FEES PAID
                                     (AFTER
PORTFOLIOS                           WAIVERS)            WAIVERS          REIMBURSEMENTS
----------                          ---------            -------          --------------
Money Market                           $1,686,008           $200,348                $     0

Municipal Money Market                 $  208,246           $162,303                      0

U.S. Treasury Money Market             $  631,041           $281,107                      0

Ohio Municipal Money Market            $   43,263           $ 55,100                      0

Pennsylvania Municipal
 Money Market                          $  322,632           $200,313                      0


                                    FEES PAID
                                     (AFTER
PORTFOLIOS                           WAIVERS)            WAIVERS          REIMBURSEMENTS
----------                          ---------            -------          --------------

North Carolina Municipal
 Money Market                          $   24,058           $114,630                $ 1,666


Managed Income                         $  751,452           $267,310

Tax-Free Income                        $        0           $ 19,868                $ 2,132

Intermediate Government Bond           $  244,417           $135,117

Ohio Tax-Free Income                   $        0           $ 16,817                $ 8,950

Pennsylvania Tax-Free
 Income                                $   68,050           $ 51,546                      0


Intermediate Bond                      $  139,960           $131,323                      0

Value Equity                           $1,083,967           $187,474                      0

Growth Equity                          $  360,966           $ 72,170                      0

Small Cap Growth Equity                $  238,595           $ 36,310                      0

Select Equity                          $  288,666           $ 57,058                      0

Index Equity                           $   96,814           $316,163                      0

Small Cap Value Equity                 $  359,637           $ 97,592                      0

International Equity                   $  689,601           $107,601                      0

Balanced                               $  216,630           $104,752                      0

Virginia Municipal Money
 Market                                $        0           $ 28,354                $11,986


International Emerging
 Markets                               $   41,383           $  8,350                      0


Government Income/1/                            0           $ 14,903                $15,973

/1/  Commenced operations October 3, 1994.

For the year or periods ended September 30, 1994, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                               FEES PAID
                                 (AFTER
PORTFOLIOS                     WAIVERS)      WAIVERS   REIMBURSEMENTS
----------                     ---------     -------   --------------

Money Market                   $  803,349    $541,066         $     0

Municipal Money Market         $   42,931    $214,178         $     0

U.S. Treasury Money Market     $  132,901    $289,756         $     0

Ohio Municipal Money
 Market                        $    2,241    $ 72,646         $ 6,887

Pennsylvania Municipal
 Money Market                  $   11,758    $114,573         $ 6,340

North Carolina Municipal
 Money Market                  $        0    $ 83,304         $ 8,934


                                   FEES PAID
                                   (AFTER
PORTFOLIOS                         WAIVERS)     WAIVERS   REIMBURSEMENTS
----------                         ---------    -------   --------------
Managed Income                 $  521,204    $277,849         $     0

Tax-Free Income                $        0    $ 19,062         $14,359

Intermediate Government
 Bond                          $  186,742    $181,804         $     0

Ohio Tax-Free Income           $        0    $ 14,284         $14,199

Pennsylvania Tax-Free
 Income                        $   19,858    $ 90,020         $ 3,858


Intermediate Bond              $   52,518    $ 82,428         $     0

Value Equity                   $1,075,209    $ 61,908         $     0

Growth Equity                  $  128,262    $105,557         $     0

Small Cap Growth Equity        $   20,166    $ 58,432         $     0

Select Equity                  $   52,164    $ 99,421         $     0

Index Equity                   $   27,115    $378,211         $     0

Small Cap Value Equity         $  354,486    $ 41,462         $     0

International Equity           $  502,876    $      0         $     0

Balanced                       $  125,112    $119,522         $     0

Virginia Municipal Money
 Market/1/                     $        0    $  2,975         $ 1,605


International Emerging
 Markets/2/                    $    1,259    $  2,537         $     0


/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.

For the year or periods ended September 30, 1993, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:


                                   FEES PAID
                                   (AFTER
PORTFOLIOS                         WAIVERS)     WAIVERS   REIMBURSEMENTS
----------                         ---------    -------   --------------

Money Market                        $674,120    $101,509          $    0

Municipal Money Market              $117,768    $ 21,036          $    0

U.S. Treasury Money Market          $157,519    $ 30,288          $    0

Ohio Municipal Money Market/1/      $      0    $  9,651          $    0

Pennsylvania Municipal Money
 Market/1/                          $      0    $  6,039          $    0


North Carolina Municipal
 Money Market/2/                    $      0    $ 15,659          $    0


Managed Income                      $397,750    $ 87,513          $    0

Tax-Free Income                     $      0    $ 11,914          $    0


                                   FEES PAID
                                   (AFTER
PORTFOLIOS                         WAIVERS)     WAIVERS   REIMBURSEMENTS
----------                         ---------    -------   --------------
Intermediate Government Bond        $167,611    $ 24,673          $    0

Ohio Tax-Free Income/3/             $      0    $  8,797          $6,515

Pennsylvania Tax-Free Income/3/     $      0    $ 85,754          $5,766

Value Equity                        $528,584    $  9,382          $    0

Growth Equity                       $101,208    $ 12,879          $    0

Small Cap Growth Equity/4/          $    173    $    835          $    0

Select Equity/5/                    $  4,722    $  2,441          $    0

Index Equity                        $195,736    $ 59,581          $    0

Small Cap Value Equity              $156,048    $  5,441          $    0

International Equity                $123,924    $  6,477          $    0

Balanced                            $ 44,667    $  8,046          $    0

/1/  Commenced operations June 1, 1993.

/2/  Commenced operations May 3, 1993.

/3/  Commenced operations December 1, 1992.

/4/  Commenced operations September 14, 1993.

/5/  Commenced operations September 13, 1993.


     For the period from October 1, 1992 to January 31, 1993, the Fund paid PFPC and a former co-administrator combined administration fees, before waivers, of $397,594, $74,771, $77,953, $212,227, $0, $76,317, $227,477, $43,210, $118,702,
$56,278, $41,645 and $4,938 with respect to the Money Market, Municipal Money Market, U.S. Treasury Money Market, Managed Income, Tax-Free Income, Intermediate Government Bond, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively. For that period, PFPC and the former co-administrator waived combined administration fees of $0, $0, $0, $0, $5,469, $0, $0, $0, $0, $0, $0 and $4,080
for such respective Portfolios. For the period from commencement of operations to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $0 and $0 for the Ohio

Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, respectively. For the same period, PFPC and the former co-administrator waived combined administration fees of $124 and $1,774 for such respective Portfolios, and reimbursed such Portfolios for certain operational expenses totalling $1,848 and $1,859, respectively.

     The predecessor portfolio to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $44,863, $43,497, $52,343, respectively in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $26,345, $27,844 and $10,475, respectively, in administration fees. During the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $105,029, $79,454 and $15,884, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $77,951, $63,850 and $25,385, respectively, in administrative fees. During the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the International Bond Portfolio paid $81,364, $78,033 and $59,749, respectively, in administrative fees to SEI pursuant to the prior administration agreement.

     The predecessor portfolio to the Short Government Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the predecessor portfolio to the Core Bond Portfolio paid $73,257, $40,261 and $4,076, respectively, in administrative fees to State Street pursuant to the prior administration agreement and State Street waived $0, $32,500 and $3,701, respectively, in administrative fees. During the fiscal years ended June 30, 1995, 1994 and 1993, the predecessor portfolio to the Short Government Bond Portfolio paid $69,234, $79,160 and $7,885, respectively, in administrative fees to State Street pursuant to the prior administration agreement and State Street waived $0, $0 and $64,580, respectively, in administrative fees.

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement

(the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC currently serves as the Fund's sub-custodians. On or about February 10, 1996, Citibank, N.A. will serve as the international sub-custodian with respect to the International Bond Portfolio.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank intends to waive its custody fees with respect to the Index Equity Portfolio once the Portfolio invests its assets in the Index Master Portfolio.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each Portfolio, plus disbursements.

     PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio will bear its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses once the Index Equity Portfolio invests its assets in the Index Master Portfolio.

     DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or CCG or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay CCG fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. CCG, in turn, determines the amount of the service fee and shareholder processing fee to be paid to other Service Organizations. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     The Plan is terminable as to any class of Shares without penalty at any time by a vote of a majority of the 12b-1

Trustees, or by vote of the holders of a majority of the shares of such class. Similarly, any agreement entered into pursuant to the Plan with a Service Organization is terminable as to a class without penalty, at any time, by the Fund or by the Service Organization upon written notice to the other. Each such agreement will terminate automatically in the event of its assignment.

     With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Investor A Shares. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 18 months of purchase.

     No compensation is payable by the Fund to the Distributor for its distribution services for Service or Institutional Shares.

     Service Organizations may charge their clients additional fees for account services.

     The Fund intends to enter into service agreements with institutions pursuant to which institutions will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, institutions may provide general customer liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the customer's investments; and (ii) assisting customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, institutions may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing customer signatures in connection with redemption orders and transfers and changes in customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) sub-transfer agency services; and (xiv) such other similar services as the Fund or a Customer may request.

     For the fiscal year ended September 30, 1995, the Investor A and Investor B Shares of the Portfolios bore the expense of distribution fees relating to the Fund's prior distribution plans for Investor A Shares and Investor B Shares, and the Service Shares and Investor B Shares of the Portfolios bore the expense of servicing and shareholder processing fees relating to the Fund's prior service plans for Service Shares and Investor B Shares as follows:



                                        DISTRIBUTION
                                            PLAN             SERVICE PLAN   SERVICE PLAN
                                   INVESTOR A   INVESTOR B    (INVESTOR B    (SERVICE
PORTFOLIOS                            SHARES      SHARES       SHARES)        SHARES)
----------                            ------      ------       ------         ------

Money Market                       $    31,400           -             - $   2,336,729

Municipal Money Market                     143           -             -       624,366

U.S. Treasury Money Market               8,770           -             -     1,585,537

Ohio Municipal Money Market                132           -             -       146,311

Pennsylvania Municipal Money Market      1,199           -             -       387,016

North Carolina Municipal Money
 Market                                     36           -             -         1,334


Managed Income                          50,278           -             -       245,386

Tax-Free Income                         30,269           -             -         8,543

Intermediate Government Bond            22,909           -             -       146,738

Ohio Tax-Free Income                     7,686       $ 467         $ 156        13,273

Pennsylvania Tax-Free Income           197,753      15,286         5,095        34,032

Intermediate Bond                        1,122           -             -        98,742

Value Equity                                 -           -             -             -

Growth Equity                                -           -             -             -

Small Cap Growth Equity                      -           -             -             -

Select Equity                                -           -             -             -

Index Equity                                 -           -             -             -

Small Cap Value Equity                       -       6,258         2,086             -

International Equity                         -       5,330         2,010             -

Balanced                                     -      14,053         4,684             -

Virginia Municipal Money Market              -           -             -         1,287

International Emerging Markets               -           -             -             -

Government Income                        3,976      42,314        11,145             -

No Investor C Shares of any Portfolio were offered during the fiscal year ended September 30, 1995.

                DIVIDENDS AND DISTRIBUTIONS -- BOND PORTFOLIOS

     Each Bond Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in form of additional full and fractional shares of the relevant class of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Managed Income, Tax-Free Income, Intermediate Government Bond, Intermediate Bond and International Bond Portfolios is declared monthly as a dividend to investors who are shareholders of such Portfolio at the close of business on the day of declaration. The net investment income of the Pennsylvania Tax-Free Income, Core Bond and Short Government Bond Portfolio is declared daily as a dividend on "settled" shares (that is, shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. All dividends are paid within ten days after the end of each month and, in the case of the Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Core Bond and Short Government Bond Portfolios, within seven days after redemption of all of a shareholder's shares in a Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                                   EXPENSES

     Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG, PIMC (with respect to the Index Equity Portfolio until the Portfolio invests its asset in the Index Master Portfolio) and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG, PIMC or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by PAMG, PIMC or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

     PAMG, PIMC and the sub-advisers expect to waive voluntarily a portion of their respective advisory and sub-advisory fees during the Portfolios' current fiscal year. In addition, if the total expenses borne by any Portfolio in a fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, PIMC (with respect to the Index Equity Portfolio until the Portfolio invests its asset in the Index Master Portfolio), the respective sub-adviser and the Administrators will bear the amount of the excess to the extent required by such regulations in proportion to the advisory and administration fees otherwise payable to them for such year.

                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:


PORTFOLIOS                               BROKERAGE COMMISSIONS
----------                               ---------------------

Money Market                                                 -

Municipal Money Market                                       -

U.S. Treasury Money Market                                   -

Ohio Municipal Money Market                                  -

Pennsylvania Municipal Money Market                          -

North Carolina Municipal Money Market                        -

Managed Income                                               -


PORTFOLIOS                               BROKERAGE COMMISSIONS
----------                               ---------------------
Value Equity                                        $  364,680

Growth Equity                                          356,156

Small Cap Growth Equity                                 88,691

Select Equity                                          341,935

Index Equity                                            73,946

Small Cap Value Equity                                 251,396

International Equity                                 2,667,245

Balanced                                               144,451

International Emerging Markets                         356,727



     For the year or period ended September 30, 1994, the following Portfolios paid brokerage commissions as follows:


PORTFOLIOS                               BROKERAGE COMMISSIONS
----------                               ---------------------

Value Equity                                        $  431,232

Growth Equity                                          530,428

Small Cap Growth Equity                                 62,339

Select Equity                                          156,700

Index Equity                                            47,190

Small Cap Value Equity                                 185,560

International Equity                                 1,031,631

Balanced                                               164,460

International Emerging Markets                          32,367

     For the year or period ended September 30, 1993, the following Portfolios paid brokerage commissions as follows:



PORTFOLIOS                               BROKERAGE COMMISSIONS
----------                               ---------------------

Value Equity                                        $  136,565

Growth Equity/*/                                    $  366,421

Small Cap Growth Equity/*/                          $    1,186

Select Equity                                       $    4,770


PORTFOLIOS                               BROKERAGE COMMISSIONS
----------                               ---------------------
Index Equity                                            18,386

Small Cap Value Equity/*/                              105,423

International Equity                                   308,297

Balanced                                                68,556

/*/ The Growth Equity, Small Cap Growth Equity and Small Cap Value Equity Portfolios paid Shearson Lehman Hutton Inc. ("Shearson"), an affiliate of the Fund's former distributor, $4,390, $264 and $636, respectively. Approximately 1%, 22% and 1% of the aggregate brokerage commissions of such respective Portfolios were paid to Shearson, representing approximately 1%, 22% and 1% of the aggregate dollar amounts of transactions by those respective Portfolios involving the payment of commissions.

     For the Index Master Portfolio's fiscal years ended November 30, 1993, 1994 and 1995, the Index Master Portfolio paid brokerage commissions totalling $41,393, $10,610 and $15,289, respectively.

     For the fiscal years ended February 28, 1995, 1994 and 1993 the predecessor portfolios to the New Jersey Municipal Money Market, New Jersey Tax-Free Income and International Bond Portfolios paid no brokerage commissions.

     For the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the predecessor portfolio to the Core Bond paid no brokerage commissions.

     For the fiscal years ended June 30, 1995, 1994 and 1993 the predecessor portfolio to the Short Government Bond Portfolio paid no brokerage commissions.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. It is the policy of the Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions involving money market instruments. In seeking to implement this policy of the Portfolios, the adviser and sub-advisers will effect transactions involving money market instruments with those dealers they believe provide the most favorable prices and are capable of providing efficient executions.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1995, the following Portfolios held the following securities:


Portfolio                          Security             Value
---------                          --------             -----

Money Market
------------
Bear, Stearns & Co.        Variable Rate Obligation  $ 70,000,000
Goldman Sachs, LP          Variable Rate Obligation    47,000,000
Merrill Lynch & Co.        Medium Term Note            42,000,000
Merrill Lynch & Co.        Commercial Paper            24,490,222
Merrill Lynch & Co.        Variable Rate Obligation    25,002,938
Morgan Stanley & Co.       Repurchase Agreement       125,000,000

Portfolio                          Security             Value
---------                          --------             -----

U.S. Treasury Money Market
--------------------------
Morgan Stanley & Co.       Repurchase Agreement      $100,000,000

Managed Income
--------------
Salomon Brothers, Inc.     Corporate Bond            $  7,062,375
Merrill Lynch & Co.        Corporate Bond               2,202,895
Morgan Stanley & Co.       Corporate Bond              15,961,839

Balanced
--------

Salomon Brothers, Inc.     Corporate Bond            $    450,592

Merrill Lynch & Co.        Corporate Bond            $    919,875

Index Equity
------------

Salomon Brothers, Inc.     Common Stock              $    256,275
Merrill Lynch & Co.        Common Stock                   543,750


Short Government Bond
---------------------
Salomon Brothers, Inc.     Common Stock              $    492,000
PaineWebber Group Inc.     Common Stock              $    147,375

International Bond
------------------
Salomon Brothers, Inc.     Common Stock              $  2,046,250
PaineWebber Group Inc.     Common Stock              $  1,558,125

Government Income
-----------------
Merrill Lynch & Co.        Common Stock              $    999,995



                      PURCHASE AND REDEMPTION INFORMATION

          COMPUTATION OF PUBLIC OFFERING PRICES FOR INVESTOR A SHARES OF THE NON-MONEY MARKET PORTFOLIOS. An illustration of the computation of the public offering price per Investor A Share of each Non-Money Market Portfolio, based on the value of such Portfolios' net assets as of September 30, 1995, follows:


                                     TABLE
                                     -----

                               Value         Growth        Small Cap                      Index
                               Equity        Equity      Growth Equity  Select Equity     Equity
                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                            ------------  -------------  -------------  -------------  ------------

Net Assets................   $16,909,532    $10,033,689    $ 7,347,607    $ 3,807,750    $6,500,597

Outstanding
 Shares...................     1,214,898        771,222        490,591        320,632       478,864
                             ===========    ===========    ===========    ===========    ==========

Net Asset Value
 Per Share................   $     13.92    $     13.01    $     14.98    $     11.88    $    13.58
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share).........   $       .66    $       .61    $       .71    $       .56    $      .64
                             -----------    -----------    -----------    -----------    ----------

Offering to Public........   $     14.58    $     13.62    $     15.69    $     12.44    $    14.22
                             ===========    ===========    ===========    ===========    ==========



                            Small
                            Cap Value     International                 Managed        Tax-Free
                            Equity        Equity         Balanced       Income         Income
                            Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                            ------------  -------------  -------------  -------------  ------------
Net Assets................   $21,562,824    $17,720,931    $67,891,929    $11,977,229    $6,590,747

Outstanding
 Shares...................     1,424,503      1,338,381      4,946,071      1,153,926       621,214
                             ===========    ===========    ===========    ===========    ==========

Net Asset Value
 Per Share................   $     15.14    $     13.24    $     13.73    $     10.38    $    10.61

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share).........   $       .71    $       .62    $       .65    $       .49    $      .50
                             -----------    -----------    -----------    -----------    ----------

Offering to Public........   $     15.85    $     13.86    $     14.38    $     10.87    $    11.11
                             ===========    ===========    ===========    ===========    ==========

                                                         Pennsylvania   Short
                        Intermediate      Ohio Tax-      Tax-Free       Government     Intermediate
                        Government Bond   Free Income    Income         Bond           Bond
                        Portfolio         Portfolio      Portfolio      Portfolio      Portfolio
                        -------------     -------------  -------------  -------------  ------------

Net Assets...........   $ 9,801,709         $ 3,302,252    $42,774,116    $   311,448    $  646,591

Outstanding
 Shares..............        977,718            328,448      4,142,417         32,087        68,597
                          ==========        ===========    ===========    ===========    ==========

Net Asset Value
 Per Share...........   $     10.03         $     10.05    $     10.33    $      9.71    $     9.43

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share).....  $       .47         $       .47    $       .49    $       .46    $      .44
                             -----------    -----------    -----------    -----------    ----------

Offering to Public...   $     10.50         $     10.52    $     10.82    $     10.17    $     9.87
                             ===========    ===========    ===========    ===========    ==========


                                                         International  New Jersey
                            Government    International  Emerging       Tax-Free       Core
                            Income        Bond           Markets        Income         Bond
                            Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                            ------------  -------------  -------------  -------------  ------------
Net Assets...........    $   2,989,844      $       100   $ 2,562,718    $       100    $      100

Outstanding
 Shares..............          279,974               10       313,245             10            10
                             ===========    ===========    ===========    ===========    ==========

Net Asset Value
 Per Share...............$         10.68    $     10.00    $      8.18    $     10.00    $    10.00

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)........$           .50    $       .47    $       .39    $       .47    $      .47
                             -----------    -----------    -----------    -----------    ----------

Offering to Public...... $         11.18    $     10.47    $      8.57    $     10.47    $    10.47
                             ===========    ===========    ===========    ===========    ==========

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:

PORTFOLIOS                        FRONT-END SALES CHARGES
----------                        -----------------------

Managed Income                                 $   37,132

Tax-Free Income                                     8,850

Intermediate Government Bond                       42,765

Ohio Tax-Free Income                                2,725

Pennsylvania Tax-Free Income                      121,089

Intermediate Bond                                   1,513

Value Equity                                       68,289

Growth Equity                                      47,859

Small Cap Growth Equity                            77,356

Select Equity                                      34,761

Index Equity                                       51,229

Small Cap Value Equity                             61,709

International Equity                               83,938

Balanced                                          144,255

International Emerging Markets                     24,915

Government Income                                  69,712

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1994 were as follows:


PORTFOLIOS                        FRONT-END SALES CHARGES
----------                        -----------------------

Managed Income                                 $  150,150

Tax-Free Income                                $   37,504

Intermediate Government Bond                   $   50,694

Ohio Tax-Free Income                           $   64,596

Pennsylvania Tax-Free Income                   $  678,464

Intermediate Bond                              $    2,124

Value Equity                                   $  195,675

Growth Equity                                  $   81,496

Small Cap Growth Equity                        $   44,054

Select Equity                                  $   17,550

Index Equity                                   $   38,454

Small Cap Value Equity                         $  230,590

International Equity                           $  303,547

Balanced                                       $1,213,056

International Emerging Markets                 $  130,755

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1993 were as follows:


PORTFOLIOS                      FRONT-END SALES CHARGES
----------                      -----------------------

Managed Income                               $  202,926

Tax-Free Income                              $  128,003

Intermediate Government Bond                 $  127,347

Ohio Tax-Free Income                         $   68,959

Pennsylvania Tax-Free Income                 $1,083,103

Value Equity                                 $  155,096

Growth Equity                                $   60,863

Index Equity                                 $   37,281

Small Cap Value Equity                       $  250,615

International Equity                         $   86,294

Balanced                                     $1,304,538

          There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares of the Non-Money Market Portfolios. However, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net asset value of the shares on the purchase or redemption date for Investor A Shares purchased on a no-load basis and subsequently redeemed within 18 months after purchase.

          Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

          Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received plus the applicable front-end sales charge. In addition, Investor C Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemptions of such Investor C Shares within 18 months of purchase.

          Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received.

          EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

          A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A

Shares, Investor B Shares or Investor C Shares, of a Non-Money Market Portfolio.

          INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

      i)  any Portfolio of the Fund; and

     ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

          a) that company and the Fund have a common investment adviser or distributor; or

          b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.


     MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Index Master Portfolio to make payment wholly or partly in cash, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.


                       VALUATION OF PORTFOLIO SECURITIES

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     MONEY MARKET PORTFOLIOS. The net asset value for each class of each Share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding Shares of such classes. The net asset value per Share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation, described below. There can be no assurance that the net asset value per share will not vary.

     A Money Market Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     As note above, the value of the portfolio securities of each Money Market Portfolio is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     EQUITY PORTFOLIOS. The net asset value for each Service, Investor A, Investor B, Investor C and Institutional Share for each Equity Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to each respective class of shares and dividing by the respective total number of outstanding shares of each class. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     Valuation of securities held by each Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers and those held by the International Equity and International Emerging Markets Portfolios is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     BOND PORTFOLIOS. The net asset value for each Service, Investor A, Investor B, Investor C and Institutional Share for each Bond Portfolio is calculated as of the close of regular trading hours on the NYSE on each Business Day by adding the value of all its securities, cash and other assets allocable to each respective class of shares and dividing by the respective total number of outstanding shares of each class. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.


                            PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     MONEY MARKET PORTFOLIO YIELD. Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1995 before waivers was as follows:



                                                     TAX-EQUIVALENT YIELD
                                                      (ASSUMES A FEDERAL
                                        EFFECTIVE          INCOME
PORTFOLIO                       YIELD     YIELD        TAX RATE OF 28%)
---------                       ------  ---------    --------------------


Money Market
     Service Shares              4.97%       5.09%          N/A
     Investor A Shares           4.70        4.81           N/A
     Institutional Shares        5.27        5.41           N/A
     Investor B Shares           4.20        4.29           N/A

Municipal Money Market
     Service Shares              3.12        3.17          4.33%
     Investor A Shares           2.86        2.90          3.97
     Institutional Shares        3.42        3.48          4.75

U.S. Treasury Money Market
     Service Shares              4.84        4.96           N/A
     Investor A Shares           4.57        4.67           N/A
     Institutional Shares        5.14        5.27           N/A

Ohio Municipal Money Market
     Service Shares              3.14        3.19          4.36
     Investor A Shares           2.87        2.91          3.99
     Institutional Shares        3.44        3.50          4.78

Pennsylvania Municipal Money
 Market
     Service Shares              3.15        3.20          4.38
     Investor A Shares           2.88        2.92          4.00
     Institutional Shares        3.45        3.51          4.79


North Carolina Municipal
 Money Market
     Service Shares              3.13        3.18          4.35
     Investor A Shares           2.86        2.90          3.97
     Institutional Shares        3.43        3.49          4.76


Virginia Municipal Money
 Market
     Service Shares              2.90        2.94          4.03
     Institutional Shares        3.20        3.25          4.44


     The Investor B Class had not commenced operations as of September 30, 1995, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1995.


     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1995 after waivers was as follows:


                                                    TAX-EQUIVALENT YIELD
                                                     (ASSUMES A FEDERAL
                                       EFFECTIVE          INCOME
PORTFOLIO                       YIELD    YIELD        TAX RATE OF 28%)
---------                       -----  ---------    --------------------
Money Market
     Service Shares              5.34%      5.48%          N/A
     Investor A Shares           5.07       5.20           N/A
     Institutional Shares        5.64       5.80           N/A
     Investor B Shares           4.57       4.67           N/A

Municipal Money Market
     Service Shares              3.56       3.62          4.33%
     Investor A Shares           3.30       3.35          3.97
     Institutional Shares        3.86       3.93          4.75

U.S. Treasury Money Market
     Service Shares              5.26       5.40           N/A
     Investor A Shares           4.99       5.11           N/A
     Institutional Shares        5.56       5.71           N/A

Ohio Municipal Money Market
     Service Shares              3.60       3.66          5.00
     Investor A Shares           3.33       3.38          4.63
     Institutional Shares       3.901       3.98          5.42

Pennsylvania Municipal Money
 Market
     Service Shares              3.57       3.63          4.96
     Investor A Shares           3.30       3.35          4.58
     Institutional Shares        3.87       3.94          5.38


North Carolina Municipal
 Money Market
     Service Shares              3.66       3.73          5.08
     Investor A Shares           3.39       3.45          4.71
     Institutional Shares        3.96       4.04          5.50


Virginia Municipal Money
 Market
     Service Shares              3.75       3.82          5.21
     Institutional Shares        4.05       4.13          5.63


     The Investor B Class had not commenced operations as of September 30, 1995, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1995.

     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio offered and sold only one class of shares. The annualized yield, effective yield and tax-equivalent yield (assuming a Federal income tax rate of 28%) for the seven-day period ended February 28, 1995 for the New Jersey Municipal Money Market Portfolio after waivers were 3.21%, 3.27% and 5.30%, respectively.

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature; in reports to shareholders and other materials, the yields of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system.

     TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature; or in communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV  1/n
                    T = [(-----)  - 1]
                            P
          Where:    T =  average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular

Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing calculation, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1995 were as follows:

                                         AVERAGE ANNUAL TOTAL RETURN

                                                   FOR THE 5     SINCE
                                 FOR THE YEAR      YEARS ENDED   COMMENCEMENT
PORTFOLIO                        ENDED 9/30/95     9/30/95       OF OPERATIONS
---------                        -------------     -----------   -------------

Managed Income
   Service Shares/(1)/                    12.97%      N/A            4.67%
   Investor A Shares/(2)/                  7.68       N/A            5.77
   Institutional Shares/(3)/              13.27      9.07            8.29
   Investor B Shares/(4)/                  N/A        N/A             N/A

Tax-Free Income
   Service Shares/(1)/                    11.24       N/A            5.11
   Investor A Shares/(5)/                  6.03      7.27            7.02
   Institutional Shares/(6)/              11.54       N/A            6.65
   Investor B Shares/(7)/                  N/A        N/A             N/A

Intermediate Government Bond
   Service Shares/(1)/                     9.99       N/A            3.95
   Investor A Shares/(8)/                  5.08       N/A            4.24
   Institutional Shares/(9)/              10.28       N/A            6.04
   Investor B Shares/(10)/                 N/A        N/A             N/A

Ohio Tax-Free Income
   Service Shares/(1)/                    10.45       N/A            4.45
   Investor A Shares/(11)/                 5.51       N/A            3.67
   Institutional Shares/(11)/             10.75       N/A            5.45
   Investor B Shares/(12)/                 N/A        N/A            4.46

Pennsylvania Tax-Free Income
   Service Shares/(1)/                    10.51       N/A            4.78
   Investor A Shares/(11)/                 5.37       N/A            4.70
   Institutional Shares/(11)/             10.81       N/A            6.59
   Investor B Shares/(13)/                 N/A        N/A            4.85

Intermediate Bond
   Service Shares/(17)/                   10.46       N/A            3.15
   Investor A Shares/(18)/                 5.35       N/A            4.18
   Institutional Shares/(19)/             10.76       N/A            3.36
   Investor B Shares/(20)/                 N/A        N/A             N/A

Government Income
   Service Shares                          N/A        N/A             N/A
   Investor A Shares/(21)/                 N/A        N/A            9.19
   Institutional Shares                    N/A        N/A             N/A
   Investor B Shares/(22)/                 N/A        N/A            8.49

Value Equity
   Service Shares/(1)/                    25.40       N/A           15.12
   Investor A Shares/(23)/                19.56       N/A           12.36
   Institutional Shares/(24)/             25.73       N/A           14.00
   Investor B Shares/(25)/                 N/A        N/A             N/A

Growth Equity
   Service Shares/(26)/                   29.43       N/A           11.26
   Investor A Shares/(27)/                23.43       N/A            8.39
   Institutional Shares/(3)/              29.88      12.05          10.17
   Investor B Shares/(28)/                 N/A        N/A             N/A


                                          AVERAGE ANNUAL TOTAL RETURN

                                                   FOR THE 5       SINCE
                               FOR THE YEAR        YEARS ENDED     COMMENCEMENT
PORTFOLIOS                     ENDED 9/30/95       9/30/95         OF OPERATIONS
----------                     -------------       -----------     -------------
Small Cap Growth Equity
   Service Shares/(29)/            48.13%             N/A           22.29%
   Investor A Shares/(29)/         41.32              N/A           19.38
   Institutional Shares/(30)/      48.50              N/A           22.30
   Investor B Shares/(31)/          N/A               N/A             N/A

Select Equity
   Service Shares/(29)/            23.43              N/A           11.52
   Investor A Shares/(32)/         17.71              N/A            9.53
   Institutional Shares/(33)/      23.76              N/A           11.76
   Investor B Shares/(34)/          N/A               N/A             N/A

Index Equity/(35)/
   Service Shares/(1)/             28.99              N/A           15.50
   Investor A Shares/(35)/         22.92              N/A           11.37
   Institutional Shares/(9)/       29.30              N/A           12.95
   Investor B Shares/(36)/          N/A               N/A             N/A

Small Cap Value Equity
   Service Shares/(1)/             17.17              N/A           13.71
   Investor A Shares/(35)/         11.69              N/A           14.18
   Institutional Shares/(37)/      17.43              N/A           15.56
   Investor B Shares/(38)/          N/A               N/A           11.77

International Equity
   Service Shares/(1)/              2.19              N/A            8.57
   Investor A Shares/(35)/         (2.58)             N/A            7.61
   Institutional Shares/(39)/       2.46              N/A           11.21
   Investor B Shares/(40)/          N/A               N/A           (2.80)

International Emerging
 Markets
   Service Shares/(41)/            19.91)             N/A          (12.31)
   Investor A Shares/(41)/         23.74)             N/A          (15.64)
   Institutional Shares/(41)/      19.72)             N/A          (12.08)
   Investor B Shares/(42)/          N/A               N/A            N/A

Balanced
   Service Shares/(1)/             19.94              N/A           10.34
   Investor A Shares/(43)/         14.51             12.73          10.14
   Institutional Shares/(44)/      20.32              N/A           11.28
   Investor B Shares/(45)/          N/A               N/A           14.10

---------------

     /(1)/  Commenced operations on July 29, 1993.
     /(2)/  Commenced operations on February 5, 1992.
     /(3)/  Commenced operations on November 1, 1989.
     /(4)/ Class had not commenced operations at September 30, 1995. /(5)/ Commenced operations on May 14, 1990.
     /(6)/  Commenced operations on January 21, 1993.
     /(7)/ Class had not commenced operations at September 30, 1995. /(8)/ Commenced operations on May 11, 1992.
     /(9)/  Commenced operations on April 20, 1992.
     /(10)/ Class had not commenced operations at September 30, 1995. /(11)/ Commenced operations on December 1, 1992.
     /(12)/ Commenced operations on October 13, 1994.

     /(13)/  Commenced operations on October 3, 1994.
     /(14)/  Commenced operations on September 1, 1993.
     /(15)/  Commenced operations on November 17, 1993.
     /(16)/ Class had not commenced operations at September 30, 1995. /(17)/ Commenced operations on September 23, 1993.
     /(18)/  Commenced operations on May 20, 1994.
     /(19)/  Commenced operations on September 17, 1993.
     /(20)/ Class had not commenced operations at September 30, 1995. /(21)/ Commenced operations on October 4, 1994.
     /(22)/  Commenced operations on October 3, 1994.
     /(23)/  Commenced operations on May 2, 1992.
     /(24)/  Commenced operations on May 20, 1992.
     /(25)/ Class had not commenced operations at September 30, 1995. /(26)/ Commenced operations on July 28, 1993.
     /(27)/  Commenced operations on March 14, 1992.
     /(28)/ Class had not commenced operations at September 30, 1995. /(29)/ Commenced operations on September 15, 1993.
     /(30)/  Commenced operations on September 14, 1993.
     /(31)/ Class had not commenced operations at September 30, 1995. /(32)/ Commenced operations on October 13, 1993.
     /(33)/  Commenced operations on September 13, 1993.
     /(34)/ Class had not commenced operations at September 30, 1995. /(35)/ Commenced operations on June 2, 1992.
     /(36)/ Class had not commenced operations at September 30, 1995. /(37)/ Commenced operations on April 13, 1992.
     /(38)/  Commenced operations on October 3, 1994.
     /(39)/  Commenced operations on April 27, 1992.
     /(40)/  Commenced operations on October 3, 1994.
     /(41)/  Commenced operations on June 17, 1994.
     /(42)/ Class had not commenced operations at September 30, 1995. /(43)/ Commenced operations on May 14, 1990.
     /(44)/  Commenced operations on May 1, 1992.
     /(45)/  Commenced operations on October 3, 1994.


     The predecessor portfolio to the International Bond and New Jersey Tax-Free Income Portfolios each offered and sold only one class of shares. Based on the foregoing calculation, the average annual total return for the predecessor portfolios to the International Bond and New Jersey Tax-Free Income Portfolios for the periods ended February 28, 1995 were as follows:



                                             AVERAGE ANNUAL TOTAL RETURN
                                             ---------------------------
                                        FOR
                                        THE    FOR THE 5
                                       YEAR      YEARS
                                       ENDED     ENDED     SINCE COMMENCEMENT
PORTFOLIO                             2/28/95   2/28/95    OF OPERATIONS
---------                             -------   -------    ------------------
Predecessor Portfolio to the           (2.31)%     N/A            6.47%
 New Jersey Tax-Free Income
 Portfolio/(1)/

Predecessor Portfolio to the
 International Bond Portfolio/(2)/       1.50      N/A            7.40%


     /(1)/  Commenced operations on July 1, 1991.

     /(2)/  Commenced operations on July 1, 1991.

     The predecessor portfolio to the Short Government Bond and Core Bond Portfolios each offered and sold only one class of shares. Based on the foregoing calculation, the average annual total return for the predecessor Portfolios to the Short Government Bond and Core Bond Portfolios to the Short Government Bond and Core Bond Portfolios for the periods ended June 30, 1995 were as follows:


                                            AVERAGE ANNUAL TOTAL RETURN
                                            ---------------------------

                                       FOR      FOR THE
                                       THE         5
                                       YEAR      YEARS           SINCE
                                       ENDED     ENDED        COMMENCEMENT
PORTFOLIO                             6/30/95   6/30/95      OF OPERATIONS
---------                             -------   -------      -------------
Predecessor Portfolio to the           12.44%     N/A            7.17%
 Core Bond Portfolio/(1)/
Predecessor Portfolio to the
 Short Governmnet  Bond Portfolio/(2)/  7.55      N/A            4.90

=============================================================================

     /(1)/  Commenced operations on December 9, 1992.

     /(2)/  Commenced operations on July 17, 1992.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio does not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges or both, respectively, charged to purchasers of Investor A, Investor B or Investor C Shares, respectively. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     NON-MONEY MARKET PORTFOLIO BOND YIELD. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Short Government Bond, Intermediate Bond, Government Income, Core Bond and International Bond Portfolios may advertise their yields on their Service, Investor A, Investor B, Investor C and Institutional Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C and Institutional Shares must calculate yield using the following formula:


                      a-b
          YIELD = 2[(----- +1) to the 6th power - 1]
                      cd

          Where:    a =  dividends and interest earned during the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares and Investor C Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for its shares of a specified class. Under the rules of the SEC, such a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1995 for the Portfolios referenced below was as follows:


                                                                   Before
                                                After Waivers      Waivers      Tax
                                                -------------      -------      ---

                                                  TAX-EQUIVALENT                 TAX-EQUIVALENT
                                                     YIELD                          YIELD
PORTFOLIO                             YIELD        (ASSUMES A      YIELD           (ASSUMES A
---------                             -----      FEDERAL INCOME    -----         FEDERAL INCOME
                                                   TAX RATE OF                    TAX RATE OF
                                                   -----------                    -----------
                                                     28%)                             28%)
                                                     ---                              ---
Managed Income
  Service Shares                       5.76%           N/A             5.56%            N/A
  Investor A Shares                    5.27            N/A             5.07             N/A
  Institutional Shares                 6.07            N/A             5.87             N/A

Tax-Free Income
  Service Shares                       4.69            6.51%           3.91             5.43%
  Investor A Shares                    4.26            5.92            3.48             4.83
  Institutional Shares                 5.00            6.94            4.22             5.86

Intermediate Government Bond
  Service Shares                       5.42            N/A             5.05             N/A
  Investor A Shares                    5.15            N/A             4.78             N/A
  Insititutional Shares                5.74            N/A             5.37             N/A

Ohio Tax-Free income
  Service Shares                       5.22            7.25            4.15             5.76
  Investor A Shares                    4.96            6.89            3.89             5.40
  Institutional Shares                 5.49            7.63            4.42             6.14
  Investor B Shares                    4.51            6.26            3.44             4.77

Pennsylvania Tax-Free
Income                                 5.11            7.10            4.79             6.65
  Service Shares                       4.73            6.57            4.41             6.13
  Investor A Shares                    5.38            7.47            5.06             7.03
  Institutional Shares                 4.42            6.14            4.10             5.69

Intermediate Bond
  Service Shares                       6.07            N/A             5.73             N/A
  Investor A Shares                    5.78            N/A             5.44             N/A
  Institutional Shares                 6.41            N/A             6.07             N/A

Government Income
  Investor A Shares                    6.69            N/A             5.24             N/A
  Investor B Shares                    6.37            N/A             4.92             N/A

The Investor C Class had not commenced operations as of September 30, 1995.


        The annualized yield information for the 30-day period ended February 28, 1995 for the predecessor portfolios to the New Jersey Tax-Free Income and International Bond Portfolios was as follows:


                                                        Before Waivers                  After Waivers
                                                        --------------                  -------------
                                                          TAX-EQUIVALENT             TAX-EQUIVALENT
                                                          YIELD (ASSUMES             YIELD (ASSUMES
                                                            A FEDERAL                  A FEDERAL
                                                           INCOME TAX                 INCOME TAX
PORTFOLIO                        YIELD                    RATE OF 28%)     YIELD       RATE OF 28%)
---------                        -----                    -------------    -----     ---------------

Predecessor Portfolio to         4.40%                       7.29%
 the New Jersey Tax-Free
 Income Portfolio
Predecessor Portfolio to         5.27                         N/A         5.27%           ______%
 the International Bond
 Portfolio

     The annualized yield information for the 30-day period ended June 30, 1995 for the predecessor portfolios to the Core Bond and Short Government Bond Portfolios was as follows:

                                Before Waivers                  After Waivers
                                --------------                  --------------

PORTFOLIO                           YIELD                       YIELD
---------                           -----                       -----

Predecessor Portfolio to the        6.63%                       ____%
 Core Bond Portfolio
Predecessor Portfolio to the        6.80%                       ____%
 Short Government Bond
 Portfolio

     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

     A Chart describing the Compounding Effect of Dividend Reinvestments appears here.

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show

Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown.

TABLE 1
-------

                                       Federal        TAX-EXEMPT YIELD
 1996 Taxable                          Marginal
Income Bracket                         Tax Rate/*/      3.0%     3.5%      4.0%      4.5%      5.0%       5.5%      6.0%
------------------------------------------------------------------------------------------------------------------------
Single Return          Joint Return

$     0 - $24,000    $     0 - $40,100      15.0%     3.529%    4.118%    4.706%    5.294%    5.882%    6.471%    7.059%
$24,001 - $58,150    $40,101 - $96,900      28.0%     4.167%    4.861%    5.556%    6.250%    6.944%    7.639%    8.333%
$58,151 -$121,300    $96,901 -$147,700      31.0%     4.348%    5.072%    5.797%    6.522%    7.246%    7.971%    8.696%
$121,301-$263,750    $147,701-$263,750      36.0%     4.688%    5.469%    6.250%    7.031%    7.812%    8.594%    9.375%
  Over $263,750      Over $263,750          39.6%     4.967%    5.795%    6.623%    7.450%    8.278%    9.106%    9.934%



/*/Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1996, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1996 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1996.

TABLE 2
-------



                                                      Approx.
                                                      Combined
                                                      Federal
                                                      and PA                  TAX-EXEMPT YIELD
    1996 Federal                                      Marginal
Taxable Income Bracket                                Tax Rate/*/  3.0%     3.5%    4.0%    4.5%     5.0%     5.5%      6.0%
----------------------------------------------------------------------------------------------------------------------------
  Single Return                    Joint Return

$     0 - $ 24,000                 $      0 - $40,100  17.380%    3.631%    4.236%  4.841%  5.447%  6.052%   6.657%   7.262%
$24,001 - $ 58,150                 $ 40,101 - $96,900  30.016%    4.287%    5.001%  5.716%  6.430%  7.144%   7.859%   8.573%
$58,151 - $121,300                 $ 96,901 -$147,700  32.932%    4.473%    5.219%  5.964%  6.710%  7.455%   8.201%   8.946%
$121,301- $263,750                 $147,701 -$263,750  37.792%    4.823%    5.626%  6.430%  7.234%  8.038%   8.841%   9.645%
     Over $263,750                 Over $263,750       41.291%    5.110%    5.962%  6.813%  7.665%  8.517%   9.368%  10.220%


*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1996, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1996 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1996.

TABLE 3
-------

                                 STATE OF OHIO
                                 1996 TAX YEAR

                                                           TAX EXEMPT YIELD
                                                        ------------------------------------------
                                                          3         3.5       4        4.5     5      5.5     6
     1996            FEDERAL      OHIO
TAXABLE INCOME       MARGINAL    MARGINAL    COMBINED                           TAXABLE EQUIVALENT YIELD
  BRACKETS           TAX RATE    TAX RATE    RATE                                     SINGLE RETURN
    0 -   24,000          15%     4.457%      18.79%      3.69%     4.31%     4.93%    5.54%  6.16%  6.77%   7.39%

 24,001 -  40,000         28%     4.457%      31.21%      4.36%     5.09%     5.81%    6.54%  7.27%  8.00%   8.72%

 40,001 -  58,150         28%     5.201%      31.74%      4.40%     5.13%     5.86%    6.59%  7.33%  8.06%   8.79%

 58,151 -  80,000         31%     5.201%      34.59%      4.59%     5.35%     6.12%    6.88%  7.64%  8.41%   9.17%

 80,001 - 100,000         31%     5.943%      35.10%      4.62%     5.39%     6.16%    6.93%  7.70%  8.47%   9.25%

100,001 - 121,300         31%     6.900%      35.76%      4.67%     5.45%     6.23%    7.01%  7.78%  8.56%   9.34%

121,301 - 200,000         36%     6.900%      40.42%      5.03%     5.87%     6.71%    7.55%  8.39%  9.23%  10.07%

200,001 - 263,750         36%     7.500%      40.80%      5.07%     5.91%     6.76%    7.60%  8.45%  9.29%  10.14%

   OVER 263,750         39.6%     7.500%      44.13%      5.37%     6.26%     7.16%    8.05%  8.95%  9.84%  10.74%

     1996            FEDERAL      OHIO
TAXABLE INCOME       MARGINAL    MARGINAL    COMBINED                           TAXABLE EQUIVALENT YIELD
  BRACKETS           TAX RATE    TAX RATE    RATE                                     JOINT RETURN

      0 -  40,000      15%       4.457%      18.79%      3.69%      4.31%     4.93%    5.54%   6.16%   6.77%   7.39%

 40,001 -  40,100      15%       5.201%      19.42%      3.72%      4.34%     4.96%    5.58%   6.20%   6.82%   7.45%

 40,101-   80,000      28%       5.201%      31.74%      4.40%      5.13%     5.86%    6.59%   7.33%   8.06%   8.79%

 80,001 -  96,900      28%       5.943%      32.28%      4.43%      5.17%     5.91%    6.64%   7.38%   8.12%   8.86%

 96,901 - 100,000      31%       5.943%      35.10%      4.62%      5.39%     6.16%    6.93%   7.70%   8.47%   9.25%

100,001 - 147,700      31%       6.900%      35.76%      4.67%      5.45%     6.23%    7.01%   7.78%   8.56%   9.34%

147,701 - 200,000      36%       6.900%      40.42%      5.03%      5.87%     6.71%    7.55%   8.39%   9.23%  10.07%

200,001 - 263,750      36%       7.500%      40.80%      5.07%      5.91%     6.76%    7.60%   8.45%   9.29%  10.14%
   OVER 263,750      39.6%       7.500%      44.13%      5.37%      6.26%     7.16%    8.05%   8.95%   9.84%  10.74%
===========================================================================================

/*/The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1996, taxpayers with adjusted gross income in excess of a $117,950 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $117,950 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1996 is from $117,950 to $240,450 and for married taxpayers filing a joint return the range is from $176,950 to $299,450. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1996.

TABLE 4

       1995 Taxable                                 North      Combined Federal
      Income Bracket                     Federal    Carolina   and North Carolina                 Tax-Exempt Yield
                                         Marginal   Marginal   Marginal
       Single Return    Joint  Return    Tax Rate   Tax Rate   Tax Rate*     3.0%    3.5%    4.0%     4.5%     5.0%    5.5%     6.0%
       -------------    -------------   --------   --------   ---------     ----    ----    ----     ----     ----    ----     ----
       0 -  12,750          0 -  21,250      15.0%      6.00%     20.100%  3.755%  4.380%  5.006%   5.632%   6.258%  6.884%   7.509%

  12,751 -  34,000     21,251 -  40,100      15.0%      7.00%     20.950%  3.795%  4.428%  5.060%   5.693%   6.325%  6.958%   7.590%

  34,001 -  58,150     40,101 -  96,900      28.0%      7.00%     33.040%  4.480%  5.227%  5.974%   6.720%   7.467%  8.214%   8.961%

  58,181 -  60,000     96,901 - 100,000      31.0%      7.00%     35.830%  4.675%  5.454%  6.233%   7.013%   7.792%  8.571%   9.350%

  60,001 - 121,300    100,001 - 147,700      31.0%      7.75%     36.348%  4.713%  5.499%  6.284%   7.070%   7.855%  8.641%   9.426%

 121,301 - 263,700    147,705 - 263,700      36.0%      7.75%     40.960%  5.081%  5.928%  6.775%   7.622%   8.469%  9.316%  10.163%

      Over 263,700         Over 263,700      39.6%      7.75%     44.281%  5.384%  6.282%  7.179%   8.076%   8.974%  9.871%  10.768%


*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1996, taxpayers with adjusted gross income in excess of $107,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,900 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 5

       1995 Taxable                                           Combined Federal
      Income Bracket                     Federal   Virginia   and Virginia                       Tax-Exempt Yield
                                        Marginal   Marginal   Marginal
       Single Return    Joint Return    Tax Rate   Tax Rate   Tax Rate*     3.0%    3.5%    4.0%     4.5%     5.0%    5.5%     6.0%
       -------------    ------------    --------   --------   ---------     ----    ----    ----     ----     ----    ----     ----


      0 -  22,750           0 -  38,000     15.0%      5.75%     19.888%  3.745%  4.369%  4.993%   5.617%   6.241%  6.865%   7.489%
 12,751 -  55,100      38,001 -  91,850     28.0%      5.75%     32.140%  4.421%  5.158%  5.894%   6.631%   7.368%  8.105%   8.842%
 55,101 - 115,000      91,851 - 140,000     31.0%      5.75%     34.968%  4.613%  5.382%  6.151%   6.920%   7.688%  8.457%   9.226%
115,001 - 250,000      140,001 -250,000     36.0%      5.75%     39.680%  4.973%  5.802%  6.631%   7.460%   8.289%  9.118%   9.947%
     OVER 250,000          OVER 250,000     39.6%      5.75%     43.073%  5.270%  6.148%  7.027%   7.905%   8.783%  9.661%  10.540%

*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table.
It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 6
                                           Approximate
                                           Combined
                                           Federal
                                           and NJ
                     Federal       NJ      Marginal                            Tax-Exempt Yield
   1996 Taxable      Marginal   Marginal   Tax
  Income Bracket*    Tax Rate   Tax Rate   Rate      3.0%    3.5%     4.0%       4.5%    5.0%    5.5%    6.0%     6.5%     7.0%
-------------------  --------   --------   -------   -----   ----     ----       ----    ----    ----    ----     ----     ----
   Single Return                                                         Taxable Yield - Single Return
   -------------
     0 - 20,000      15.0%     1.400%      16.190%  3.580%  4.176%    4.773%    5.369%  5.966%  6.562%   7.159%   7.756%   8.352%
20,001 - 24,000      15.0%     1.750%      16.488%  3.592%  4.191%    4.790%    5.388%  5.987%  6.589%   7.185%   7.783%   8.382%
24,001 - 35,000      28.0%     1.750%      29.260%  4.240%  4.948%    5.655%    6.361%  7.068%  7.775%   8.481%   9.189%   9.895%
35,001 - 40,000      28.0%     3.500%      30.520%  4.318%  5.037%    5.757%    6.471%  7.196%  7.916%   8.636%   9.355%  10.075%
40,001 - 58,150      28.0%     5.525%      31.978%  4.410%  5.145%    5.880%    6.616%  7.350%  8.086%   8.820%   9.556%  10.298%
58,151 - 75,000      31.0%     5.525%      34.812%  4.602%  5.369%    6.136%    6.903%  7.670%  8.437%   9.204%   9.971%  10.738%
75,001 - 121,300     31.0%     6.370%      35.395%  4.643%  5.418%    6.191%    6.965%  7.739%  8.513%   9.287%  10.061   10.835%
121,301 - 263,750    36.0%     6.370%      40.077%  5.006%  5.841%    6.675%    7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
OVER 263,750         39.6%     6.370%      43.447%  5.305%  6.189%    7.073%    7.957%  8.841%  9.725%  10.610%  11.494%  12.378%

   Joint Return                                               Taxable Yield - Joint Return
-------------------
0 - 20,000           15.0%     1.400%      16.190%  3.580%  4.176%    4.773%    5.369%  5.966%  6.562%   7.159%   7.756%   8.352%
20,001 - 40,100      15.0%     1.750%      16.488%  3.592%  4.191%    4.790%    5.388%  5.987%  6.589%   7.185%   7.783%   8.382%
40,101 - 50,000      28.0%     1.750%      29.260%  4.240%  4.948%    5.655%    6.361%  7.068%  7.775%   8.481%   9.189%   9.895%
50,001 - 70,000      28.0%     2.450%     *29.764%  4.271%  4.983%    5.695%    6.407%  7.189%  7.831%   8.543%   9.255%   9.966%
70,001 - 80,000      28.0%     3.500%      30.520%  4.318%  5.037%    5.757%    6.471%  7.196%  7.916%   8.636%   9.355%  10.075%
80,001 - 96,900      28.0%     5.525%      31.978%  4.410%  5.145%    5.880%    6.616%  7.350%  8.086%   8.820%   9.556%  10.298%
96,901 - 147,700     31.0%     5.525%      34.812%  4.602%  5.369%    6.136%    6.903%  7.670%  8.437%   9.204%       9   10.738%
                                                                                                                   .971%
147,701 - 150,000    36.0%     5.525%     *39.536%  4.961%  5.789%    6.616%    7.442%  8.269%  9.096%   9.923%  10.750   11.577%
150,001 - 263,750    36.0%     6.370%      40.077%  5.006%  5.841%    6.675%    7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
OVER 263,750         39.6%     6.370%      43.447%  5.305%  6.189%    7.073%    7.957%  8.841%  9.725%  10.610%  11.494%  12.378%

* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1996, taxpayers with adjusted gross income in excess of $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1996 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1996.

      MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Authorized Dealers, Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

      When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.
Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

      From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

      Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may includes lists of representative clients of the Portfolios' investment advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

      Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

      A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

      A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

      A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund a periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

                                 TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, upon its conversion to a master fund-feeder fund structure the Index Equity Portfolio will be deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

          Each Portfolio has elected and qualified, and intends to continue to qualify, for taxation as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

          In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including foreign currencies or options, futures or forward contracts on foreign currencies but only to the extent that such currencies or options, futures or forward contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

          Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) or 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, exempt interest dividends paid to corporate taxpayers may in these two circumstances be subject to tax under the environmental tax under Section 59A of the Code, which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporate taxpayer over $2 million. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

          If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

          The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers intangibles tax, the Fund timely files the annual report required by
Section 5733.09 of the Ohio Revised Code. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio if, and to the same extent as, such interest would not have been subject to such taxes if paid in the normal course by the issuer of such defaulted Obligations.

          Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina Municipal Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax.

          An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

          Distributions of investment company taxable income will be taxable (other than interest on tax-exempt Municipal Obligations held by the Money Market and Non-Money Market Municipal Portfolios and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money Market and Non-Money Market

Municipal Portfolios may each purchase securities that do not bear Tax-Exempt Interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

          Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

          Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and 18,333,333.

          Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

          Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

          Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

          Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets and International Bond Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets and International Bond Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets and International Bond Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

          If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

          The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

          Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

          The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

          Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

          There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

          COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

          INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, LLP, serves as the Fund's and the Trust's independent accountants.

          FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on December 18, 1995 owned of record or beneficially 5% or more of the outstanding shares of a

Portfolio which had commenced operations as of that date was as follows:


Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 7.3%;
----------------------
PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 80.4%; PNC Bank Ohio, 201 E. Fifth Street, Cincinnati, OH 45202, 7.4%; Government Money Market
                                                 -----------------------
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 79,3%;
---------
Municipal Money Market Portfolio: PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd.,
--------------------------------
Pittsburgh, PA 15222, 16.9%; PNC Bank Ohio, 201 E. Fifth St., Cincinnati, OH 45202, 8.6%; PNC Bank, Saxon and Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 68.7%; PNC Bank, 200 Stevens Drive, Lester, PA 19113, 96.6%; Ohio
                                                                    ----
Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA
--------------------------------
19103, 27.7%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 62.0%;
Wayne County National Bank, P.O. Box 550, Wooster, OH 44691, 6.1%; North
                                                                   -----
Carolina Municipal Money Market Portfolio: Branch Banking & Trust Company, P.O.
-----------------------------------------
Box 1847, Wilson, N.C. 27893, 5.5%; Centura Bank, P.O. Box 1220, Rocky Mount, NC 27802, 13.6%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 23.5%; McWood & Co., First Citizens Bank, P.O. Box 29522, Raleigh, NC 27626, 12.8%; North Carolina Trust Co., 301 North Elm St., Greensboro, NC 27402, 21.64%; Central Carolina Bank & Trust Co., P.O. Box 30010, Durham, NC 27702, 5.3%; Pennsylvania Municipal Money Market Portfolio: BHC Securities, 2005 Market
      ---------------------------------------------
St., Phila., PA 19103, 9.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 78.2%; Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103, 6.0%; Virginia Municipal Money Market Portfolio: Oldom & Co., First
             -----------------------------------------
Virginia Bank Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 71.6%; Piedmont Company, Piedmont Trust Bank, P.O. Box 4751, Martinsville, VA 24115, 11.1%; Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester,
       ------------------------
PA 19113, 92.5%; Tax-Free Income Portfolio: BHC Securities, 100 N. 20th Street,
                 -------------------------
Phila., PA 19103, 17.9%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 44.0%; Ohio Tax-Free Income Portfolio: BHC Securities, 100 N. 20th Street,
       ------------------------------
Phila., PA 19103, 32.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 59.6%; Pennsylvania Tax-Free Income: BHC Securities, 100 N. 20th St., Phila., PA
       ----------------------------
19103, 46.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 26.9%;

Intermediate Government Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260,
--------------------------------------
Lester, PA 19113, 91.5%; Short Government Bond Portfolio: Medical Practice
                         -------------------------------
Account, 1020 Walnut St., Phila., PA 19107, 13.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 84.2%; Intermediate-Term Bond Portfolio: PNC Bank,
                                    --------------------------------
200 Stevens Dr., Suite 260, Lester, PA 19113, 94.4%; Government Income
                                                     -----------------
Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 20.9%;
---------
International Emerging Markets Portfolio: PNC Bank, 200 Stevens Dr., Suite 260,
----------------------------------------
Lester, PA 19113, 88.7%; Growth Equity Portfolio: PNC Bank, 200 Stevens Dr.,
                         -----------------------
Suite 260, Lester, PA 19113, 96.6%; Index Equity Portfolio: PNC
                                    ----------------------

Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.6%; Small Cap Value
                                                           ---------------
Equity Portfolio:  PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113,
----------------
81.1%; International Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260,
       ------------------------------
Lester, PA 19113, 91.4%; Balanced Portfolio: BHC Securities, 100 N. 20th St.,
                         ------------------
Phila., PA 19103, 24.8%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.3%; Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA
       ----------------------
19113, 91.0%; Small Cap Growth Equity Portfolio: PNC Bank, 200 Stevens Dr.,
              ---------------------------------
Suite 260, Lester, PA 19113, 89.1%; and Select Equity Portfolio: PNC Bank, 200
                                        -----------------------
Stevens Dr., Suite 260, Lester, PA 19113, 98.0%; and New Jersey Municipal Money
                                                     --------------------------
Market Portfolio: Wheat First Bulcher Singer, Box 1357, Richmond, VA 23211,
----------------
35.8%; Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103, 18.4%; BHC Securities, 100 N. 20th Street, Philadelphia, PA 19103, 43.8%.


          On December 18, 1995, PNC Bank held of record approximately 77% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

          BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, PIMC, BlackRock, PCM, PEAC, PNC Bank and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

          PAMG, PIMC, BlackRock, PCM, PEAC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Investor Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Investor Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

          SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS

          ALL PORTFOLIOS, EXCEPT THE INTERNATIONAL BOND, NEW JERSEY TAX-FREE INCOME, NEW JERSEY MUNICIPAL MONEY MARKET, SHORT GOVERNMENT BOND, CORE BOND AND INDEX MASTER PORTFOLIOS. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1995 (the "1995 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1995 Annual Report are incorporated by reference herein. The financial statements included in the 1995 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

          SHORT GOVERNMENT BOND AND CORE BOND PORTFOLIOS. The Short Government Bond and Core Bond Portfolios commenced operations as separate investment portfolios of The BFM Institutional Trust Inc. (the "Predecessor BFM Portfolios"). The audited financial statements for the Predecessor BFM Portfolios contained in their Annual Report to Shareholders dated June 30, 1995 (the "BFM Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the BFM Annual Report are incorporated by reference herein. Additional copies of the BFM Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

          INTERNATIONAL BOND, NEW JERSEY MUNICIPAL MONEY MARKET AND NEW JERSEY TAX-FREE INCOME PORTFOLIOS. The International Bond, New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios commenced operations as separate investment portfolios of The Compass Capital Group of Funds (the "Predecessor Compass Portfolios"). The unaudited financial statements for the Predecessor Compass Portfolios contained in their Semi-Annual Report to Shareholders dated August 31, 1995 (the "Predecessor Compass Semi-Annual Report") and the audited financial statements for the Predecessor Compass Portfolios contained in their Annual Report to Shareholders dated February 28, 1995 (the "Predecessor Compass Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the Predecessor Compass Semi-Annual Report or Annual Report are incorporated by reference herein. Additional copies of the Predecessor Compass Semi-Annual Report and Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.





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